Exhibit 10.1

Execution Version

FIFTH AMENDMENT

TO

SECOND AMENDED AND RESTATED

SENIOR REVOLVING CREDIT AGREEMENT

among

PETROHAWK ENERGY CORPORATION,

as the Borrower,

BNP PARIBAS,

as Administrative Agent,

BANK OF AMERICA, N.A. and

BMO CAPITAL MARKETS FINANCING, INC.,

as Co-Syndication Agents,

JPMORGAN CHASE BANK, N.A.,

WELLS FARGO BANK, N.A. and

FORTIS CAPITAL CORP.

as Co-Documentation Agents,

and

THE LENDERS PARTY HERETO

Effective as of February 5, 2008

FIFTH AMENDMENT TO

SECOND AMENDED AND RESTATED SENIOR REVOLVING CREDIT AGREEMENT

This FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR REVOLVING CREDIT AGREEMENT (this “Fifth Amendment”) executed effective as of February 5, 2008 (the “Fifth Amendment Effective Date”) is among PETROHAWK ENERGY CORPORATION, a corporation duly formed and existing under the laws of the State of Delaware (the “Borrower”); each of the Guarantors signatory hereto (the “Guarantors”); each of the Lenders from time to time party hereto; BNP PARIBAS (in its individual capacity, “BNP Paribas”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”); Bank of America, N.A. and BMO Capital Markets Financing, Inc., as co-syndication agents for the Lenders (in such capacity, together with their successors in such capacity, the “Co-Syndication Agents”); and JPMorgan Chase Bank, N.A., Wells Fargo Bank, N.A. and Fortis Capital Corp. as co-documentation agents for the Lenders (in such capacity, together with their successors in such capacity, the “Co-Documentation Agents”).

Recitals

A. The Borrower, the Administrative Agent, the other Agents and Lenders named and defined therein as lenders and agents, are parties to that certain Second Amended and Restated Senior Revolving Credit Agreement dated as of July 12, 2006, as amended by the First Amendment to Second Amended and Restated Senior Revolving Credit Agreement, dated as of July 24, 2006, the Second Amendment to Second Amended and Restated Senior Revolving Credit Agreement, dated as of May 8, 2007, the Third Amendment to Second Amended and Restated Senior Revolving Credit Agreement, dated as of July 25, 2007 and the Fourth Amendment to Second Amended and Restated Senior Revolving Credit Agreement, dated as of October 15, 2007, pursuant to which such lenders and agents provided certain loans and extensions of credit to the Borrower (as amended, the “Credit Agreement”).

B. The Administrative Agent has requested, and the Borrower, the Administrative Agent, the Co-Syndication Agents, the Co-Documentation Agents and Lenders have agreed to amend certain provisions of the Credit Agreement.

C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Fifth Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this Fifth Amendment refer to sections in the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Certain Defined Terms. The following defined terms in Section 1.02 are hereby amended and restated in their entirety as follows:

“Agreement” means this Second Amended and Restated Senior Revolving Credit Agreement, as amended by the First Amendment to Second Amended and Restated Senior Revolving Credit Agreement, dated as of July 24, 2006, the Second Amendment to Second Amended and Restated Senior Revolving Credit Agreement, dated as of May 8, 2007, the Third Amendment to Second Amended and Restated Senior Revolving Credit Agreement dated as of July 25, 2007, the Fourth Amendment to Second Amended and Restated Senior Revolving Credit Agreement, dated as of October 15, 2007 and the Fifth Amendment to Second Amended and Restated Senior Revolving Credit Agreement dated as of February 5, 2008, as the same may from time to time be further amended, modified, supplemented or restated.

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“Applicable Margin” means, for any day, with respect to any ABR Loan or Eurodollar Loan, or with respect to the Commitment Fee Rate, as the case may be, the rate per annum set forth in the Borrowing Base Utilization Grid below based upon the Borrowing Base Utilization Percentage then in effect:

Borrowing Base Utilization Percentage	<50%	≥50% <75%	≥75% <90%	≥90% <100%	≥100%
LIBOR Margin	1.000%	1.250%	1.500%	1.750%	2.00%

ABR Margin	0.000%	0.000%	0.250%	0.500%	0.750%

Commitment Fee Rate	0.250%	0.375%	0.375%	0.375%	0.375%

Each change in the Applicable Margin or Commitment Fee Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change, provided, however, that if at any time the Borrower fails to deliver a Reserve Report pursuant to Section 8.12(a), then the “Applicable Margin” or “Commitment Fee Rate” means the rate per annum set forth on the grid when the Borrowing Base Utilization Percentage is at its highest level.

“Borrowing Base Equalization Date” means February 5, 2009.

“Borrowing Base Utilization Percentage” means, as of any day, the fraction expressed as a percentage, the numerator of which is the sum of the Revolving Credit Exposures of the Lenders on such day, and the denominator of which is (a) prior to the Borrowing Base Equalization Date, the Conforming Borrowing Base in effect on such day and (b) on and after the Borrowing Base Equalization Date, the Borrowing Base in effect on such day.

“Conforming Borrowing Base” means at any time an amount equal to the amount determined in accordance with Section 2.07, as the same may be adjusted from time to time pursuant to Section 8.13(c) or Section 9.13.

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“Fifth Amendment Effective Date” shall mean February 5, 2008.

2.2 Section 2.03. Section 2.03(v) shall be amended and restated in its entirety as follows:

“(v) the amount of the then effective Borrowing Base and the then effective Conforming Borrowing Base (if applicable), the current total Revolving Credit Exposures (without regard to the requested Borrowing) and the pro forma total Revolving Credit Exposures (giving effect to the requested Borrowing); and”

2.3 Section 2.07. Section 2.07 is hereby amended and restated in its entirety as follows:

“Section 2.07 Borrowing Base.

(a) Initial Borrowing Base. For the period from and including the Fifth Amendment Effective Date to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be $1,000,000,000 and the amount of the Conforming Borrowing Base shall be $900,000,000. Notwithstanding the foregoing, the Borrowing Base and the Conforming Borrowing Base may be subject to further adjustments from time to time pursuant to Section 8.13(c) or Section 9.13. As of the Borrowing Base Equalization Date, the Borrowing Base shall equal the Conforming Borrowing Base and all references to the “Conforming Borrowing Base” in this Agreement shall mean the Borrowing Base.

(b) Scheduled and Interim Redeterminations. The Borrowing Base (and, if applicable, the Conforming Borrowing Base) shall be redetermined semi-annually in accordance with this Section 2.07 (a “Scheduled Redetermination”), and, subject to Section 2.07(d), such redetermined Borrowing Base (and, if applicable, Conforming Borrowing Base) shall become effective and applicable to the Borrower, the Agents, the Issuing Bank and the Lenders on May 1st and November 1st of each year. In addition, the Borrower may, by notifying the Administrative Agent thereof, and the Administrative Agent may, at the direction of the Majority Lenders, by notifying the Borrower thereof, one time during any 12-month period, each elect to cause the Borrowing Base to be redetermined between Scheduled Redeterminations (an “Interim Redetermination”) in accordance with this Section 2.07.

(c) Scheduled and Interim Redetermination Procedure.

(i) Each Scheduled Redetermination and each Interim Redetermination shall be effectuated as follows: Upon receipt by the Administrative Agent of (A) the Reserve Report and the certificate required to be delivered by the Borrower to the Administrative Agent, in the case of a Scheduled Redetermination, pursuant to Section 8.12(a) and (c), and, in the case of an Interim Redetermination, pursuant to Section 8.12(b) and (c), and (B) such other reports, data and supplemental information, including, without limitation,

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the information provided pursuant to Section 8.12(c), as may, from time to time, be reasonably requested by the Majority Lenders (the Reserve Report, such certificate and such other reports, data and supplemental information being the “Engineering Reports”), the Administrative Agent shall evaluate the information contained in the Engineering Reports and shall, in its sole discretion, propose a new Borrowing Base and which shall, prior to the Borrowing Base Equalization Date, also specify a new Conforming Borrowing Base (the “Proposed Borrowing Base”) based upon such information and such other information (including, without limitation, the status of title information with respect to the Oil and Gas Properties as described in the Engineering Reports and the existence of any other Debt) as the Administrative Agent deems appropriate and consistent with its normal oil and gas lending criteria as it exists at the particular time. In no event shall the Proposed Borrowing Base exceed the Aggregate Maximum Credit Amounts.

(ii) The Administrative Agent shall notify the Borrower and the Lenders of the Proposed Borrowing Base (the “Proposed Borrowing Base Notice”):

(A) in the case of a Scheduled Redetermination (1) if the Administrative Agent shall have received the Engineering Reports required to be delivered by the Borrower pursuant to Section 8.12(a) and (c) in a timely and complete manner, then on or before April 15th and October 15th of such year following the date of delivery or (2) if the Administrative Agent shall not have received the Engineering Reports required to be delivered by the Borrower pursuant to Section 8.12(a) and (c) in a timely and complete manner, then promptly after the Administrative Agent has received complete Engineering Reports from the Borrower and has had a reasonable opportunity to determine the Proposed Borrowing Base in accordance with Section 2.07(c)(i); and

(B) in the case of an Interim Redetermination, promptly, and in any event, within fifteen (15) days after the Administrative Agent has received the required Engineering Reports.

(iii) Any Proposed Borrowing Base that would increase the Borrowing Base (or, if applicable, the Conforming Borrowing Base) then in effect must be approved or deemed to have been approved by the Required Lenders as provided in this Section 2.07(c)(iii); and any Proposed Borrowing Base that would decrease or maintain the Borrowing Base (or, if applicable, the Conforming Borrowing Base) then in effect must be approved or be deemed to have been approved by the Majority Lenders as provided in this Section 2.07(c)(iii). Upon receipt of the Proposed Borrowing Base Notice, each Lender shall have fifteen (15) days to agree with the Proposed Borrowing Base or disagree with the Proposed Borrowing Base by proposing an alternate Borrowing Base (which proposal must also propose, if applicable, a Conforming Borrowing Base). If at the end of such fifteen (15) days, any Lender has not communicated its approval or disapproval in writing to the Administrative Agent, such silence shall be

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deemed to be an approval of the Proposed Borrowing Base. If, at the end of such 15-day period, the Required Lenders, in the case of a Proposed Borrowing Base that would increase the Borrowing Base (or, if applicable, the Conforming Borrowing Base) then in effect, or the Majority Lenders, in the case of a Proposed Borrowing Base that would decrease or maintain the Borrowing Base (or, if applicable, the Conforming Borrowing Base) then in effect, have approved or deemed to have approved, as aforesaid, then the Proposed Borrowing Base shall become the new Borrowing Base (and, if applicable, the Conforming Borrowing Base), effective on the date specified in Section 2.07(d). If, however, at the end of such 15-day period, the Required or Majority Lenders, as applicable, have not approved or deemed to have approved, as aforesaid, then the Administrative Agent shall poll the Lenders to ascertain the highest Borrowing Base (and, if applicable, the Conforming Borrowing Base) then acceptable to the Majority Lenders for purposes of this Section 2.07 and, so long as such amount does not increase the Borrowing Base (or, if applicable, the Conforming Borrowing Base) then in effect, such amount shall become the new Borrowing Base (and, if applicable, the new Conforming Borrowing Base), effective on the date specified in Section 2.07(d). While the Conforming Borrowing Base is in effect, the foregoing procedures shall apply to each proposed Borrowing Base and each proposed Conforming Borrowing Base separately.

(iv) The Borrowing Base shall not be more than $100,000,000 greater than the Conforming Borrowing Base. If the Conforming Borrowing Base is adjusted and the Borrowing Base is more than $100,000,000 greater than the Conforming Borrowing Base, then the Borrowing Base shall automatically be reduced to an amount that is equal to $100,000,000 greater than the Conforming Borrowing Base.

(d) Effectiveness of a Redetermined Borrowing Base. After a redetermined Borrowing Base (and, if applicable, the Conforming Borrowing Base) is approved or is deemed to have been approved by the Required Lenders or the Majority Lenders, as applicable, pursuant to Section 2.07(c)(iii), the Administrative Agent shall notify the Borrower and the Lenders of the amount of the redetermined Borrowing Base (and, if applicable, the Conforming Borrowing Base) (the “New Borrowing Base Notice”), and such amount shall become the new Borrowing Base (and, if applicable, the new Conforming Borrowing Base), effective and applicable to the Borrower, the Agents, the Issuing Bank and the Lenders:

(i) in the case of a Scheduled Redetermination, (A) if the Administrative Agent shall have received the Engineering Reports required to be delivered by the Borrower pursuant to Section 8.12(a) and (c) in a timely and complete manner, then on May 1st or November 1st, as applicable, following such notice, or (B) if the Administrative Agent shall not have received the Engineering Reports required to be delivered by the Borrower pursuant to Section 8.12(a) and (c) in a timely and complete manner, then on the Business Day next succeeding delivery of such notice; and

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(ii) in the case of an Interim Redetermination, on the Business Day next succeeding delivery of such notice.

Such amount shall then become the Borrowing Base (and, if applicable, the Conforming Borrowing Base) until the next Scheduled Redetermination Date, the next Interim Redetermination Date or the next adjustment to the Borrowing Base (and, if applicable, the Conforming Borrowing Base) under Section 8.13(c) or Section 9.13, whichever occurs first. Notwithstanding the foregoing, no Scheduled Redetermination or Interim Redetermination shall become effective until the New Borrowing Base Notice related thereto is received by the Borrower.

2.4 Section 2.08. Section 2.08(b)(vi) is hereby amended and restated as follows:

“(vi) specifying the amount of the then effective Borrowing Base (and, if applicable, the Conforming Borrowing Base) and whether a Borrowing Base Deficiency exists at such time, the current total Revolving Credit Exposures (without regard to the requested Letter of Credit or the requested amendment, renewal or extension of an outstanding Letter of Credit) and the pro forma total Revolving Credit Exposures (giving effect to the requested Letter of Credit or the requested amendment, renewal or extension of an outstanding Letter of Credit).”

2.5 Section 8.13(c). Section 8.13(c) is hereby amended by adding “(and, if applicable, the Conforming Borrowing Base)” after “Borrowing Base” in each of the second and third sentences.

2.6 Section 9.04(b).

(a) Section 9.04(b)(i)(B)(2) is hereby amended and restated in its entirety as follows:

“(2) after giving pro forma effect to any such Redemption or repurchase, the Borrower would have at least $100,000,000 of unused availability under the lower of the Borrowing Base and the Conforming Borrowing Base,”

(b) Section 9.04(b)(i)(C)(2) is hereby amended and restated in its entirety as follows:

“(2) the Borrower would have at least $100,000,000 of unused availability under the lower of the Borrowing Base and the Conforming Borrowing Base,”

2.7 Section 9.13(e). Section 9.13(e) is hereby amended by replacing “then the Borrowing Base shall be reduced” with “then the Borrowing Base (and, if applicable, the Conforming Borrowing Base) shall be reduced”

2.8 Section 12.02(b). Section 12.02(b)(ii) is hereby amended and restated in its entirety as follows:

“(ii) increase the Borrowing Base or the Conforming Borrowing Base without the written consent of the Required Lenders, decrease or maintain the Borrowing Base or the Conforming Borrowing Base without the consent of the Majority Lenders, or modify Section 2.07 without the consent of each Lender,”

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2.9 Borrowing Base.

(a) Fees. For any and all increases in the Borrowing Base pursuant to this Fifth Amendment, the Borrower agrees to pay to the Administrative Agent, for the account of each Lender then party to the Agreement, ratably in accordance with its Applicable Percentage, a Borrowing Base increase fee equal to 0.2% on the amount of any increase of the Borrowing Base over the highest Borrowing Base previously in effect, payable on the Fifth Amendment Effective Date.

(b) Interim Borrowing Base Adjustment. Pursuant to this Interim Redetermination, the Borrowing Base shall be increased to $1,000,000,000 and the Conforming Borrowing Base shall be $900,000,000, effective from the Fifth Amendment Effective Date.

(c) Repayment of Senior Notes. The Borrower may prepay the 2012 Notes or 2013 Notes pursuant to Section 9.04(b)(i)(C), but neither the Borrowing Base nor the Conforming Borrowing Base may be increased pursuant to the Fourth Amendment to the Second Amended and Restated Credit Agreement so long as the Borrowing Base is equal to the Aggregate Maximum Credit Amount.

2.10 Annex I. Annex I is hereby amended and restated in its entirety as set forth in the attached Annex I.

Section 3. Waiver.

3.1 The Borrower has informed the Administrative Agent that it has entered into Swap Agreements that exceed the 85% limit set forth in Section 9.19(a)(ii) of the Credit Agreement. Therefore, the Majority Lenders do hereby waive Section 9.19(a)(ii) of the Credit Agreement to allow the Borrower to exceed such limit for the second, third and fourth quarters of 2008, provided that the notional volumes for the Borrower’s Swap Agreements with Approved Counterparties in respect of commodities do not exceed 70% of the anticipated total forecasted production for each month during 2008 for each of crude oil and natural gas, calculated separately. Except as expressly waived herein, all covenants, obligations and agreements of the Borrower contained in the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms.

3.2 Neither the execution by the Administrative Agent or the Lenders of this Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any other defaults which may exist, which may have occurred prior to the Swap Agreements described in Section 3.1, or which may occur in the future under the Credit Agreement and/or the other Loan Documents, or any future defaults of the same provision waived hereunder (collectively “Other Violations”). Similarly, nothing contained in this Amendment shall directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to

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any Other Violations, or (ii) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument. Nothing in this letter shall be construed to be a consent by the Administrative Agent or the Lenders to any Other Violations.

Section 4. Assignment. For an agreed consideration, the existing Lenders hereby irrevocably sell and assign to one another and Citibank, N.A. and Royal Bank of Canada (collectively, the “New Lenders”), and the New Lenders and existing Lenders, by their signature hereto, hereby irrevocably purchase and assume from such existing Lenders, subject to and in accordance with the Credit Agreement, as of the Fifth Amendment Effective Date (i) such assignors’ rights and obligations in their capacities as Lenders under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified on the attached Annex I, of such outstanding rights and obligations of the assignors under the Agreement and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the assignors (in their capacities as Lenders) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above.

Section 5. Conditions Precedent. The effectiveness of this Fifth Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 5, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

5.1 The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Fifth Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

5.2 The Administrative Agent shall have received from the Administrative Agent, each of the Lenders and each of the Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this Fifth Amendment signed on behalf of such Person.

5.3 No Default or Event of Default shall have occurred and be continuing as of the Fifth Amendment Effective Date.

5.4 The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.

The Administrative Agent is hereby authorized and directed to declare this Fifth Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

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Section 6. Representations and Warranties; Etc. The Borrower and each Guarantor hereby affirms: (a) that as of the date of execution and delivery of this Fifth Amendment, and after giving effect to the transactions contemplated hereby, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (unless made as of a specific earlier date, in which case, was true as of such date); and (b) that after giving effect to this Fifth Amendment and to the transactions contemplated hereby, no Defaults exist under the Loan Documents or will exist under the Loan Documents.

Section 7. Miscellaneous.

7.1 Confirmation. The provisions of the Credit Agreement (as amended by this Fifth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Fifth Amendment.

7.2 Ratification and Affirmation of Borrower and Guarantors. The Borrower and Guarantors hereby expressly (a) acknowledge the terms of this Fifth Amendment, (b) ratify and affirm their obligations under the Loan Documents to which they are a party, (c) acknowledge, renew and extend their continued liabilities under the Guarantee Agreement and the other Security Instruments to which they are a party and agree that their guarantee under the Guarantee Agreement and the other Security Instruments to which they are a party remains in full force and effect with respect to the Indebtedness as amended hereby.

7.3 Counterparts. This Fifth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7.4 No Oral Agreement. THIS WRITTEN FIFTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

7.5 Governing Law. THIS FIFTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

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IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed effective as of the date first written above.

BORROWER:	PETROHAWK ENERGY CORPORATION

	By:	/s/ Mark J. Mize
	Name:	Mark J. Mize
	Title:	Executive Vice President – Chief Financial Officer and Treasurer

Fifth Amendment – Second Amended and Restated Senior Revolving Credit Agreement

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GUARANTORS:	PETROHAWK OPERATING COMPANY

P-H ENERGY, LLC

RED RIVER FIELD SERVICES, L.L.C.

PETROHAWK PROPERTIES, LP
		By:	P-H Energy, L.L.C. Its General Partner

WINWELL RESOURCES, INC.

WSF, INC.

KSC RESOURCES, INC.

KCS ENERGY SERVICES, INC.

MEDALLION CALIFORNIA PROPERTIES COMPANY

PROLIQ, INC.

ONE TEC, LLC

ONE TEC OPERATING, LLC

BISON RANCH LLC

	By:	/s/ Mark J. Mize
	Name:	Mark J. Mize
	Title:	Executive Vice President – Chief Financial Officer and Treasurer

Fifth Amendment – Second Amended and Restated Senior Revolving Credit Agreement

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PETROHAWK HOLDINGS, LLC

By:	/s/ Connie D. Tatum
Connie D. Tatum
President

Fifth Amendment – Second Amended and Restated Senior Revolving Credit Agreement

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ADMINISTRATIVE AGENT:	BNP PARIBAS, as Administrative Agent and Lender

	By:	/s/ Robert Long
	Name:	Robert Long
	Title:	Vice President

	By:	/s/ Russell Otts
	Name:	Russell Otts
	Title:	Vice President

Fifth Amendment – Second Amended and Restated Senior Revolving Credit Agreement

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CO-SYNDICATION AGENT:	BANK OF AMERICA, N.A., as Co-Syndication Agent and Lender

	By:	/s/ Jeffrey H. Rathkamp
	Name:	Jeffrey H. Rathkamp
	Title:	Managing Director

Fifth Amendment – Second Amended and Restated Senior Revolving Credit Agreement

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CO-SYNDICATION AGENT:	BMO CAPITAL MARKETS FINANCING, INC., as Co-Syndication Agent and Lender

	By:	/s/ James V. Ducote
	Name:	James V. Ducote
	Title:	Director

Fifth Amendment – Second Amended and Restated Senior Revolving Credit Agreement

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CO-DOCUMENTATION AGENT:	JPMORGAN CHASE BANK, N.A., as Co-Documentation Agent and Lender

	By:	/s/ Michael A. Kamauf
	Name:	Michael A. Kamauf
	Title:	Vice President

Fifth Amendment – Second Amended and Restated Senior Revolving Credit Agreement

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CO-DOCUMENTATION AGENT:	WELLS FARGO BANK, N.A., as Co-Documentation Agent and Lender

	By:	/s/ Scott Hodges
	Name:	Scott Hodges
	Title:	Vice President

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CO-DOCUMENTATION AGENT:	FORTIS CAPITAL CORP., as Co-Documentation Agent and Lender

	By:	/s/ Scott Myatt
	Name:	Scott Myatt
	Title:	Vice President

	By:	/s/ Darrell Holley
	Name:	Darrell Holley
	Title:	Managing Director

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LENDERS:	KEYBANK, NATIONAL ASSOCIATION

	By:	/s/ Thomas Rajan
	Name:	Thomas Rajan
	Title:	Director

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LENDERS:	ALLIED IRISH BANKS p.l.c.

	By:	/s/ Mark Connelly
	Name:	Mark Connelly
	Title:	Senior Vice President

	By:	/s/ Edward Fenk
	Name:	Edward Fenk
	Title:	Vice President

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LENDERS:	AMEGY BANK NATIONAL ASSOCIATION

	By:	/s/ W. Bryan Chapman
	Name:	W. Bryan Chapman
	Title:	Senior Vice President

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LENDERS:	SUNTRUST BANK

	By:	/s/ James M. Warren
	Name:	James M. Warren
	Title:	Managing Director

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LENDERS:	BANK OF TEXAS, N.A.

	By:	/s/ Mari Salazar
	Name:	Mari Salazar
	Title:	Vice President

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LENDERS:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Monte E. Deckerd
	Name:	Monte E. Deckerd
	Title:	Senior Vice President

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LENDERS:	COMERICA BANK

	By:	/s/ Huma V. Manal
	Name:	Huma V. Manal
	Title:	Vice President

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LENDERS:	COMPASS BANK

	By:	/s/ Dorothy Marchand
	Name:	Dorothy Marchand
	Title:	Senior Vice President

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LENDERS:	STERLING BANK

	By:	/s/ Jeff A. Forbis
	Name:	Jeff A. Forbis
	Title:	Senior Vice President

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NEW LENDER:	CITIBANK, N.A.

	By:	/s/ David E. Hunt
	Name:	David E. Hunt
	Title:	Vice President

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NEW LENDER:	ROYAL BANK OF CANADA

	By:	/s/ Jay T. Sartain
	Name:	Jay T. Sartain
	Title:	Authorized Signatory

Fifth Amendment – Second Amended and Restated Senior Revolving Credit Agreement

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